Scudder
Gold
Fund

Annual Report
October 31, 1998

Pure No-Load(TM) Funds

A mutual fund which seeks maximum return consistent with investing primarily in a portfolio of gold-related equity securities and gold.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER                    (logo)

                                Scudder Gold Fund

--------------------------------------------------------------------------------
Date of Inception: 9/2/88    Total Net Assets as of       Ticker Symbol:  SCDGX
                           10/31/98: $130.40 million
--------------------------------------------------------------------------------

o Despite some improvement toward the close of the period, gold and gold stocks posted negative results primarily due to central bank sales and short sales of gold during the 12 months ended October 31, 1998.

o Scudder Gold Fund's total return during its most recent fiscal year ended October 31, 1998 was -26.88%. This return compares with the -21.67% return of similar funds as compiled by Lipper Analytical Services, Inc.


THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE:

Total Returns for Gold and Gold Funds

BAR CHART PERIOD:

(Periods ended October 31, 1998)

--------------------------------------------------------------------------
                                  Six months                Twelve months
                                  ----------                -------------
Gold bullion,
London p.m. fix                     -5.92%                     -6.16%

Platinum,
London Fixing
Price Index                        -17.06%                    -17.62%

Toronto Stock
Exchange Gold
Index                              -10.79%                    -11.73%

Johannesburg
(South Africa)
Stock Exchange
Gold Index                          -1.75%                     18.34%

Lipper Average for
Gold-Oriented
Funds                              -21.88%                    -21.67%

Scudder
Gold Fund                          -24.44%                    -26.88%
--------------------------------------------------------------------------


                                Table of Contents

   3  Letter from the Fund's President    19  Financial Highlights
   4  Performance Update                  20  Notes to Financial Statements
   5  Portfolio Summary                   25  Report of Independent Accountants
   6  Portfolio Management Discussion     28  Officers and Directors
   9  Glossary of Investment Terms        29  Investment Products and Services
  10  Investment Portfolio                30  Scudder Solutions
  16  Financial Statements


                             2 - Scudder Gold Fund

                        Letter from the Fund's President

Dear Shareholders,

     Gold and gold stocks found themselves in negative territory over the 12 months ended October 31, 1998, but we believe a rebound seems in sight. Although central banks sales continued to depress gold's price, fears of deflation as well as inflation have recently caused more investment professionals to take a position in gold. Scudder Gold Fund posted a -26.88% return over the period, compared with the -21.67% performance of similar gold funds as tracked by Lipper.

     For your information, we have changed the Scudder Gold Fund's fiscal year end to October 31 as part of a larger effort to create efficiencies and reduce the costs of producing Scudder Fund regulatory materials such as shareholder reports and prospectuses. You will now receive April 30 semiannual reports and October 31 annual reports for the Fund.

     For those of you who are interested in new Scudder products, we recently introduced the Scudder Tax Managed Growth Fund, investing in medium- to large-sized U.S. companies, and Scudder Tax Managed Small Company Fund, which invests in stocks of small U.S. companies. Using a combination of quantitative and fundamental research, the funds will focus on companies with strong earnings growth, reasonable valuations, and favorable risk profiles. Both funds strive to maximize after tax returns by systematically taking into account the tax implications of portfolio transactions and seeking to offset capital gains by realizing losses when appropriate. Please see page 29 for more information on Scudder products and services.

     If you have any questions regarding Scudder Gold Fund or any other Scudder fund, please do not hesitate to call Investor Relations at 1-800-225-2470 or visit Scudder's Web site at www.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Gold Fund

                             3 - Scudder Gold Fund

                    Performance Update as of October 31, 1998

----------------------
Fund Index Comparisons
----------------------
                           Total Return
---------------------------------------------------
Period Ended   Growth of                    Average
10/31/98       $10,000       Cumulative     Annual
---------------------------------------------------
Scudder Gold Fund
---------------------------------------------------
1 Year         $   7,312       -26.88%     -26.88%
5 Year         $   7,770       -22.30%      -4.92%
10 Year        $   8,218       -17.82%      -1.94%
---------------------------------------------------
S&P 500 Index
---------------------------------------------------
1 Year         $  12,199        21.99%      21.99%
5 Year         $  26,266       162.66%      21.29%
10 Year        $  51,827       418.27%      17.87%


------------------------------
Growth of a $10,000 Investment
------------------------------

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

CHART DATA:

                      S&P 500 Index        Scudder Gold Fund

                 '88      10000                  10000
                 '89      12637                   9586
                 '90      11693                   8277
                 '91      15608                   8210
                 '92      17167                   7580
                 '93      19731                  10577
                 '94      20494                  11519
                 '95      25911                  11156
                 '96      32154                  16478
                 '97      42484                  11240
                 '98      51827                   8218

                         Yearly periods ended October 31

The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.


---------------------------------
Returns and Per Share Information
---------------------------------

Yearly periods ended June 30

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

CHART DATA:

                                   1990     1991     1992     1993      1994     1995     1996     1997      1998   1998(a)(b)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value                 $ 10.21   $  9.87  $  9.19  $ 12.13  $ 12.64   $ 12.86  $ 15.34  $ 10.49  $  6.65   $  6.37
------------------------------------------------------------------------------------------------------------------------------
Income Dividends                $   .01   $    --  $    --  $    --  $   .24   $   .25  $  1.08  $  2.39  $   .14   $    --
------------------------------------------------------------------------------------------------------------------------------
Capital Gains Distributions     $   .09   $    --  $    --  $    --  $    --   $   .47  $   .63  $   .26  $    --   $    --
------------------------------------------------------------------------------------------------------------------------------
Fund Total Return (%)             -2.71     -3.33    -6.89    31.99     6.35      7.50    36.91   -17.72   -35.45     -4.21
------------------------------------------------------------------------------------------------------------------------------
Index Total Return (%)            16.45      7.37    13.39    13.61     1.40     26.07    26.00    34.72    30.17     -2.63
------------------------------------------------------------------------------------------------------------------------------

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

(a) For the four months ended October 31, 1998.

(b) On September 15, 1998, the Board of Directors of the Fund changed the fiscal year end from June 30 to October 31.


                             4 - Scudder Gold Fund

                    Portfolio Summary as of October 31, 1998

---------------
Diversification
---------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

   As a percentage of net assets

       Equity Holdings                      89%
       Cash Equivalents, net                10%
       Precious Metals                       1%
   ---------------------------------------------
                                           100%
   ---------------------------------------------

   As difficulties for gold and gold stocks continued, the Fund retained a significant cash position.


--------------------
Quality Distribution
--------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

   Tier breakdown of the Fund's common stocks

       Tier I
       Premier gold producing companies     40%
       Tier II
       Major established gold producers     24%
       Tier III
       Junior gold producers with
       medium cost production               18%
       Tier IV
       Companies with some gold
       production on stream or in startup    5%
       Tier V
       Primarily exploration companies
       with or without mineral reserves     13%
   ---------------------------------------------
                                           100%
   ---------------------------------------------

   During the period, the Fund shifted into additional Tier I and Tier II gold stocks to more closely approximate the performance of pure gold and silver indexes while remaining within its prospectus guidelines.

---------------------------
Ten Largest Equity Holdings
(40% of Portfolio)
---------------------------

     1.  Stillwater Mining Co.
         Exploration and development of mines
         in Montana producing platinum,
         palladium and associated metals
     2.  Barrick Gold Corp.
         Gold exploration and production in
         North and South America
     3.  Sutton Resources Ltd.
         International gold and nickel mining
         company
     4.  Placer Dome, Inc.
         Gold, silver and copper mining company
     5.  AngloGold Ltd.
         Exploring and mining of gold
     6.  Battle Mountain Canada
         Gold and silver mining
     7.  Homestake Mining Co.
         Major international gold producer
     8.  Euro-Nevada Mining, Ltd.
         Large gold royalty company
     9.  Anglo American Platinum Corp.
         World's largest pure platinum producer
    10.  Meridian Gold Inc.
         Gold exploration and production

    Placer Dome, Inc., the Fund's fourth largest holding, has been a standout performer for the Fund during a difficult period for gold stocks: the company has sold unproductive holdings, increased cash flow to its bottom line, and recently opened an extremely successful Nevada-based mine.


For more complete details about the Fund's investment portfolio, see page 10. A quarterly Fund Summary and Portfolio Holdings are available upon request.


                             5 - Scudder Gold Fund

                         Portfolio Management Discussion

For an overview of the investment environment, strategy, and outlook for Scudder Gold Fund, we are pleased to present an interview with Scudder Gold Fund's lead portfolio manager, Clay Hoes.

Q: How did Scudder Gold Fund perform over the past twelve months?

A: During the fall gold stocks began to rebound, but the 12-month period was difficult overall. Scudder Gold Fund's total return for the 12 months ended October 31, 1998, was -26.88%. This compares with the -21.67% return of the Lipper Gold Fund Index and the -6.16% return of gold over the same period.

Q: What were the key events affecting the price of gold over the past 12 months?

A: First, central bank sales depressed the market, and short selling ahead of central bank selling exacerbated the downturn. Then, because investors perceived that there was little or no sign of a pickup of inflation on the horizon, there was little demand for gold from retail investors. The Asian financial crisis worsened the situation -- there was a substantial reduction in demand from Asia during the period that typically would come from jewelry consumption.

Following sharp declines in the price of gold and gold stocks, gold came off its $273 bottom to $292 as of October 31, 1998 following the Russian debt default and the near-default of Long Term Capital Management and other hedge funds. These hedge funds, which had substantial short positions in gold, were forced to buy them back.

Q: Are gold stocks tracking gold the same way they have historically?

A: Gold equity prices typically move three to five times as much in either direction relative to a dollar movement in the price of gold. At this point, Tier I and II stocks are tracking eight to ten times movements in the price of gold bullion. That's because investors aren't participating in the Tier III, IV, and V stocks; they only want high quality Tier I and II. This means Tier I and II stocks will tend to move faster. Normally, when the market turns positive as it has recently, money would move into the whole range of names.

Q: Are more investors returning to gold and gold stocks?

A: Yes. There is a lot of uncertainty about the direction of the global economy, which has caused investors to start to look to gold. Two opposing scenarios, I believe, are operating. First is worry over deflation. In a deflationary environment, there is wealth destruction, and gold should perform as well in such an environment as it did in the deflationary environment of the late 1920s and early 1930s.

If the Federal Reserve and other central banks have managed to cut interest rates quickly enough to avoid a global recession, then the second scenario is operating -- the possibility of inflation. Wages certainly aren't decreasing, the labor market is still very tight despite substantial layoffs, and commodity prices have nowhere to go but up. Add to this the horrendous rainstorms that wiped out agricultural commodities in Latin America, and you might have some

                             6 - Scudder Gold Fund
strong inflationary pressures. By holding some gold, many investors feel they're protected in either scenario, as a hedge.

Q: Can you talk about supply and demand for gold in the current environment?

A: Even if you include central bank sales -- which have continually occurred and always will -- demand for gold still exceeds supply. Supply is contracting, as mines continue to shut down high cost production. Gold firms are not allocating budgets for exploration, so we are coming to a point where there's going to be very little future replacement production. In fact, we're actually in a depletion mode in the gold industry, which benefits the price. Heavy selling from Asia has stabilized, and once Asia's economies turn around the people of those countries will likely buy gold at the rate they have in the past. In addition, coin demand in the U.S. is reaching record highs, something new to the gold industry.

So I think we're in a situation where the supply is contracting, demand has stabilized, and we're seeing some increases in demand from the United States.

Q: Where has Scudder Gold Fund been buying and selling over its most recent fiscal year?

A: We have been shifting into more Tier I and Tier II names to more closely approximate pure gold and silver indexes while remaining within the Fund's prospectus guidelines. When there have been short rallies we've been selling exploration stocks that haven't been productive for us. We have moved in and out of diamond issues as opportunities presented themselves, but for the most part we're out of them now. The Fund has gold exposure, platinum exposure, and silver

                             7 - Scudder Gold Fund
exposure. Geographically, we have exposure to gold stocks based in the United States, Canada, Australia, South Africa, and countries in West Africa.

Q: Which issues have performed best for the Fund?

A: Placer Dome has been a standout performer during a difficult period for gold stocks. Placer has "rationalized" their assets to some extent -- they are getting out of their very small base metal (copper and zinc) position, which the market previously penalized them for holding. Placer also has been buying out their minority interests, which provides more cash flow to their bottom line. And the company has had phenomenal success with a Nevada-based mine which they just opened up this year: Costs have been much lower, the mine came on faster, and the grades of mined ore were higher than anticipated. The Fund purchased 100,000 shares of this stock at a 15-year low.

In addition, we purchased two Australian issues -- Acacia Resources and Delta Gold-- when they were much less expensive. And Samax Gold, which we bought as an exploration stock, is in the process of being acquired by a major firm.

Q: Are there countries that seem particularly exciting now that gold appears to be rebounding?

A: I think Tanzania looks very interesting. Tanzania seems to be developing into a major mining district, and interest from the major mining companies is increasing. In Australia there's been successful exploration by Delta and Acacia and a lot of interest is beginning to be shown there.

Q: How do you think gold and gold stocks will perform over the next six months?

A: Sentiment in the gold market is the best it has been in a while because of the potential for either deflation or inflation that I cited earlier. And because only fund managers and institutional buyers have participated in gold since its rebound, I think there's still healthy growth potential for gold funds.


                               Scudder Gold Fund:
                          A Team Approach to Investing

   Scudder Gold Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging our extensive resources.

   Lead Portfolio Manager Clay L. Hoes assumed responsibility for the Fund's day-to-day management in 1997. Mr. Hoes, who joined the Adviser in 1996, has been involved in the investment industry since 1987 and has worked as a portfolio manager since 1996. William J. Wallace, Portfolio Manager, has been a member of Scudder Gold Fund's team since 1991 and also serves as a Portfolio Manager for Scudder Value Fund. Mr. Wallace, who has over 17 years of investment experience, contributes expertise in quantitative analysis.


                             8 - Scudder Gold Fund

                          Glossary of Investment Terms


CENTRAL BANK               A national bank that issues currency, administers
                           monetary policy (including open market operations), holds deposits representing the reserves of other banks, and engages in operations designed to facilitate the conducting of business and the protection of the public interest. In the United
                           States, central banking is a function of the Federal
                           Reserve system.

DIVERSIFICATION            The spreading of risk by putting assets in several
                           categories of assets -- stocks, bonds, money market instruments, and precious metals, for example.

INFLATION                  An overall increase in the prices of goods and
                           services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace -- in other words, when too much money is chasing too few goods.

LIQUIDITY                  A stock that is liquid has enough shares outstanding
                           and a substantial enough market capitalization to allow large purchases and sales to occur without causing a significant move in its market price.

MARKET CAPITALIZATION      The value of a company's outstanding shares of
                           common stock, determined by multiplying the number of shares outstanding by the share price
                           (shares x price = market capitalization).

NET ASSET VALUE (NAV)      The price per share of a mutual fund based on the
                           sum of the market value of all the securities owned by the fund divided by the number of outstanding shares.

TOTAL RETURN               The most common yardstick to measure the
                           performance of a fund. Total return -- annualized or compound -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.


(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

                             9 - Scudder Gold Fund

                   Investment Portfolio as of October 31, 1998

                                                                                                Principal            Market
                                                                                                Amount**            Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 12.9%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 10/30/1998 at 5.4%,
  to be repurchased at $16,802,558 on 11/2/1998, collateralized by a $13,425,000                                  ------------
  U.S. Treasury Bond, 7.25%, 8/15/2022 (Cost $16,795,000) .............................       16,795,000            16,795,000
                                                                                                                  ------------
Short-Term Investments 1.9%
------------------------------------------------------------------------------------------------------------------------------
United States
Federal National Mortgage Association, 5.45%, 11/2/1998*** ............................        2,221,000             2,220,664
U.S. Treasury Bill, 4.44%, 1/7/1999*** (f) ............................................          250,000               248,125
------------------------------------------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $2,468,800)                                                                       2,468,789
------------------------------------------------------------------------------------------------------------------------------

Convertible Bonds 1.0%
------------------------------------------------------------------------------------------------------------------------------
Canada 0.6%
Kinross Gold Corp., 5.5%, 12/5/2006 ...................................................CAD     1,500,000               777,706
                                                                                                                  ------------
Chile 0.4%
Dayton Mining Corp., 7%, 2/28/2002 ....................................................        1,500,000               495,000
------------------------------------------------------------------------------------------------------------------------------
Total Convertible Bonds (Cost $2,601,119)                                                                            1,272,706
------------------------------------------------------------------------------------------------------------------------------

                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------
Common Stocks 88.0%
------------------------------------------------------------------------------------------------------------------------------
Australia 11.3%
Acacia Resources Ltd.* (Australian-based gold and mineral exploration and
  production company) .................................................................        1,900,000             3,028,125
Delta Gold NL* (Australian-based gold and mineral exploration and production
  company) ............................................................................        1,900,000             3,111,250
Newcrest Mining, Ltd.* (Australian-based gold and mineral exploration company) ........          925,000             1,519,313
Niugini Mining Ltd. (Gold exploration and mining in Queensland, Papua New
  Guinea, Chile and Thailand) .........................................................          560,000               910,000
Normandy Mining Ltd. (Mining and oil enterprises) .....................................        4,098,214             3,662,779
Resolute Ltd. (Exploration and production of gold and other minerals) .................        2,600,000             2,242,500
Ross Mining NL (Junior exploration company) ...........................................          500,000               325,000
                                                                                                                  ------------
                                                                                                                    14,798,967
                                                                                                                  ------------
Bolivia 0.1%
Corriente Resources, Inc.* (Mining and processing of gold in South America) ...........          275,000               124,757
Jordex Resources Inc.* (Operator of mines producing zinc, lead and silver) ............          150,000                46,662
                                                                                                                  ------------
                                                                                                                       171,419
                                                                                                                  ------------
Brazil 0.0%
Ouraminas Minerals Inc., Purchase Warrants* (expire 2/14/1999) (c) ....................          250,000                     0
                                                                                                                  ------------
Canada 4.6%
Emgold Mining Corp., Purchase Warrants* (expire 11/14/1998) (c) .......................          100,000                     0

   The accompanying notes are an integral part of the consolidated financial statements.


                             10 - Scudder Gold Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Euro-Nevada Mining, Ltd. (Large gold royalty company) .................................          250,000             3,904,731
Golden Knight Resources, Inc.* (Junior gold producer, with interest in Ghana) .........          500,000               213,869
Kinross Gold Corp.* (Gold mining company, with interests in Zimbabwe) .................          500,000             1,279,974
Redfern Resources Ltd.* (Exploration company in British Columbia) .....................           50,000                16,850
Repadre Capital Corp.* (Junior gold royalty company) ..................................          400,000               648,088
                                                                                                                  ------------
                                                                                                                     6,063,512
                                                                                                                  ------------
China 0.0%
Zen International Resources Ltd.* (Mineral exploration and production in China) .......          180,000                15,165
                                                                                                                  ------------
Congo 0.1%
Banro Resource Corp.* (Gold exploration and development company) ......................           50,000                22,683
Banro Resource Corp., Warrants* (c) ...................................................          150,000                66,688
                                                                                                                  ------------
                                                                                                                        89,371
                                                                                                                  ------------
Ecuador 0.2%
Ecuadorian Minerals Corp.* (Exploration company in Ecuador) ...........................          600,000               206,092
                                                                                                                  ------------
French Guiana 0.0%
International Roraima Gold Corp.* (Gold and mineral exploration and mining in
  South America and Africa) (e) .......................................................          825,000                42,774
                                                                                                                  ------------
Ghana 3.7%
Ashanti Goldfields Co., Ltd. (GDR) (Leading gold producer) ............................          325,000             2,782,813
Ashanti Goldfields Co., Ltd.* (Preference shares) (c) .................................          154,701               315,590
Ranger Minerals NL* (Gold producer and exploration company in Ghana) ..................          600,000             1,650,000
Tanganyika Gold NL* (Gold exploration company) ........................................          900,000                50,625
                                                                                                                  ------------
                                                                                                                     4,799,028
                                                                                                                  ------------
Indonesia 1.4%
Augusta Gold Corp. "A"* (Gold exploration company) ....................................          200,000                 6,481
Augusta Corp. "A" New (c) .............................................................           50,000                     0
Freeport McMoRan Copper & Gold, Inc. "A" (Mining company) .............................          150,000             1,790,625
                                                                                                                  ------------
                                                                                                                     1,797,106
                                                                                                                  ------------
Kazakhstan 0.0%
Steppe Gold Resources Ltd.* (Gold and precious minerals exploration and mining) .......          600,000                27,220
                                                                                                                  ------------
Mexico 0.0%
Northern Crown Mines, Ltd.* (Mexican mineral interests) ...............................          115,000                 5,962
                                                                                                                  ------------
Namibia 0.3%
Namibian Minerals Corp.* (Diamond exploration and development company, offshore
  Namibia) ............................................................................          261,200               355,489
                                                                                                                  ------------
Niger 0.5%
Etruscan Enterprises Ltd.* (Exploration and development of gold prospect in Niger) ....          800,000               674,012
                                                                                                                  ------------

   The accompanying notes are an integral part of the consolidated financial statements.


                             11 - Scudder Gold Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Peru 2.3%
Gitennes Exploration Inc. (Exploration and development of gold mining properties
  in Peru) ............................................................................          146,000                52,041
Minas Buenaventura (ADR) (Mining company) .............................................          240,000             2,940,000
                                                                                                                  ------------
                                                                                                                     2,992,041
                                                                                                                  ------------
Philippines 0.1%
Climax Mining Ltd.* (Gold exploration company in Australia and the Philippines
  Islands) ............................................................................          570,000                73,031
                                                                                                                  ------------
Sarawak 0.1%
Menzies Gold NL* (Mineral and gold exploration and production) ........................        2,000,000               156,250
                                                                                                                  ------------
South Africa 16.6%
Anglo American Platinum Corp. (World's largest pure platinum producer) ................          250,000             3,798,034
AngloGold Ltd. (Exploring and mining of gold) .........................................          100,000             5,093,834
Driefontein Consolidated Ltd. (Gold mining company) ...................................          150,000               931,635
Driefontein Consolidated Ltd. (ADR) ...................................................          150,000               876,563
Gold Field Ltd.* (Gold exploration and mining in South Africa) ........................          425,000             3,000,447
Harmony Gold Mining Co., Ltd.* (Gold mining company) ..................................          650,000             3,281,948
Impala Platinum Holdings Ltd. (Platinum, nickel and copper mining) ....................          275,000             3,003,128
Kroondal Platinum Mines, Ltd. (Platinum, palladium, and rhodium mining company) .......        1,100,000               884,719
Kroondal Platinum Mines, Ltd. Warrants* (expire 8/31/2000) ............................          450,000                32,172
Minerals & Resources Corp., Ltd. (Exploration, mining and processing of metals) .......           45,400               778,981
                                                                                                                  ------------
                                                                                                                    21,681,461
                                                                                                                  ------------
Spain 0.7%
Rio Narcea Gold Mines Inc.* (Gold exploration and development in northern Spain) ......          508,400               856,669
                                                                                                                  ------------
Tanzania 0.3%
Pangea Goldfields Inc.* (Gold exploration company operating in Tanzania) ..............          360,000               396,630
                                                                                                                  ------------
United States 10.7%
Crown Resources Corp.* (Gold, silver and mineral exploration company) .................          180,000               450,000
Getchell Gold Corp.* (Developer of a gold mining project in Nevada) ...................          175,000             3,062,500
Piedmont Mining Co.* (Gold mining and development company in the Carolinas) (e) .......          800,000                25,000
Piedmont Mining Co.* (c) (d) (e) ......................................................          700,000                19,688
Romarco Minerals, Inc.* (Gold and base metal exploration and development) .............          100,000               110,175
Stillwater Mining Co.* (Exploration and development of mines in Montana
  producing platinum, palladium and associated metals) ................................          300,000             9,712,500
X-Cal Resources* (Gold exploration and mining in Nevada and British Columbia) (d) .....          714,286               171,281
X-Cal Resources Units* (Private placement) (expire 3/15/1999) (c) (d) .................          500,000               110,175
X-Cal Resources Ltd.* (d) .............................................................        1,000,000               239,792
                                                                                                                  ------------
                                                                                                                    13,901,111
                                                                                                                  ------------

   The accompanying notes are an integral part of the consolidated financial statements.


                             12 - Scudder Gold Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Venezuela 0.1%
El Callao Mining Corp.* (Gold exploration and development company with interests
  in Venezuela) .......................................................................          800,000               119,248
Tombstone Explorations Co., Ltd.* (Acquisition and exploration of mineral
  resource properties) ................................................................          450,000                29,164
                                                                                                                  ------------
                                                                                                                       148,412
                                                                                                                  ------------
West Africa 9.5%
Birim Goldfields Inc., Purchase Warrants* (expire 5/5/1999) (c) .......................           75,000                     0
High River Gold Mines Ltd.* (Gold exploration and development) ........................          850,000               363,577
IAMGOLD* (Development and funding of precious metal mining in west Africa and
  South Africa) .......................................................................        1,200,000             3,383,020
Leo Shield Exploration NL* (Gold exploration company) .................................        1,488,797                59,552
Nevsun Resources Ltd.* (Holder of interests in gold prospects) ........................          200,000                97,213
Novagold Resources Inc. (Exploration and development of mineral properties) ...........          150,000                72,910
Samax Gold Inc.* (Gold mining company) ................................................          550,000             2,815,943
Sutton Resources Ltd.* (International gold and nickel mining company) .................        1,450,000             5,591,380
                                                                                                                  ------------
                                                                                                                    12,383,595
                                                                                                                  ------------
Zimbabwe 0.1%
Zimbabwe Platinum Mines Ltd. (Mining company which explores for platinum) .............          380,000                92,625
                                                                                                                  ------------
International 25.3%
Barrick Gold Corp. (Gold exploration and production in North and South
  America) (f) ........................................................................          375,000             8,015,625
Battle Mountain Canada (Gold and silver mining) (f) ...................................          850,000             4,627,349
First Quantum Minerals Ltd.* (Diversified mining company) .............................          446,600               318,380
Homestake Mining Co. (major international gold producer) ..............................          350,000             4,156,250
Lihir Gold Ltd.* (Gold exploration and development) ...................................        1,660,000             2,303,250
McWatters Mining Inc., Warrants* (expire 9/10/1999) (Mineral exploration and
  mining company) (c) .................................................................           25,000                     0
Meridian Gold Inc.* (Gold exploration and production) .................................          725,000             3,735,418
Newmont Mining Corp. (International gold exploration and mining company) ..............           50,000             1,062,500
Orvana Minerals Corp.* (International exploration and development company) ............           80,000                40,441
Placer Dome Inc. (Gold, silver and copper mining company) .............................          350,000             5,546,014
Solitario Resources Corp.* (Precious and base metals exploration company
  primarily in Argentina and Peru) ....................................................          700,000               612,443
Trans Hex International Ltd.* (Diamond and precious metal exploration and mining) .....           45,000                 9,916
TVX Gold, Inc. (International gold and silver mining) .................................        1,296,300             2,360,728
Vengold Inc.* (Gold exploration and development company with interests in Papua
  New Guinea, Venezuela and Indonesia) ................................................          300,000               243,033
                                                                                                                  ------------
                                                                                                                    33,031,347
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $111,884,295)                                                                            114,759,289
------------------------------------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of the consolidated financial statements.


                             13 - Scudder Gold Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Call -- Purchased 0.1%
------------------------------------------------------------------------------------------------------------------------------
United States                                                                                                     ------------
Freeport A, strike price 12.5, expires 12/20/1998 (Cost $124,875) .....................            1,500               159,375
                                                                                                                  ------------
Put -- Purchased 0.2%
------------------------------------------------------------------------------------------------------------------------------
United States
Barrick Gold Corp., strike price 20, expires 11/22/1998 ...............................              500                34,375
Homestake Mining, strike price 12.5, expires 11/22/1998 ...............................              500                50,000
Newmont Mining, strike price 22.5, expires 11/22/1998 .................................              500               121,875
Placer Dome, strike price 15, expires 11/22/1998 ......................................              500                28,123
------------------------------------------------------------------------------------------------------------------------------
Total Put -- Purchased (Cost $348,660)                                                                                 234,373
------------------------------------------------------------------------------------------------------------------------------

                                                                                                % of
                                                                                             Net Assets
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio (Cost $134,222,749) (a) ....................................         104.1              135,689,532
Scudder Precious Metals, Inc.:
  Platinum* ($725,484) (b) ............................................................           0.5                  651,871
Other assets and liabilities ..........................................................          (4.6)              (5,944,491)
                                                                                               ------             ------------
Net Assets ............................................................................         100.0              130,396,912
                                                                                               ======             ============

    * Non-income producing security or commodity.

   ** Principal amount is stated in U.S. dollars unless otherwise specified.

  *** Annualized yield at time of purchase; not a coupon rate. (Unaudited)

  (a) The cost for federal income tax purposes was $145,633,630. At October 31, 1998, net unrealized depreciation for all investment securities based on tax cost was $9,944,098. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of market value over tax cost of $16,148,978 and aggregate gross unrealized depreciation for all investment securities in which there was an excess of tax cost over market value of $26,093,076.

  (b) The cost of Platinum for federal income tax purposes was $725,484. At October 31, 1998, gross and net unrealized depreciation based on tax cost was $73,613.

  (c) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $512,141 (.39% of net assets). Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at October 31, 1998 aggregated $1,203,972. These securities may also have certain restrictions as to resale.

  (d) Restricted Securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The aggregate fair value of restricted securities at October 31, 1998, amounted to $540,936 which represents .41% of net assets. Information concerning such restricted securities at October 31, 1998 is as follows:

      Security                      Shares       Acquisition Date      Cost ($)
      --------                   -----------    ------------------    ----------
      Piedmont Mining Co.           700,000         12/20/1996          280,000
      X-Cal Resources             1,000,000         12/18/1996          731,663
      X-Cal Resources               714,286          6/18/1997          360,529
      X-Cal Resources               500,000          3/19/1998          193,969

   The accompanying notes are an integral part of the consolidated financial statements.


                             14 - Scudder Gold Fund

--------------------------------------------------------------------------------

  (e) Affiliated issuers (See Notes to Consolidated Financial Statements).

  (f) At October 31, 1998, these securities have been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.
      At October 31, 1998, open futures contracts purchased long were as follows:

                                                      Aggregate          Market
      Futures            Expiration    Contracts    Face Value ($)     Value ($)
      -------            ----------    ---------    --------------     ---------
      Silver 5,000 oz.   12/31/1998       117          2,879,585       2,950,155
      Gold 100 oz.       12/31/1998       100          2,964,390       2,937,000
                                                       ---------       ---------

      Total unrealized appreciation on open futures contracts
          purchased long ..............................................   43,180
                                                                          ======

 Currency Abbreviations
----------------------------------------------------------------------
 CAD        Canadian Dollars

   The accompanying notes are an integral part of the consolidated financial statements.


                             15 - Scudder Gold Fund

                              Financial Statements

                Consolidated Statement of Assets and Liabilities

                                October 31, 1998

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market:
                    Unaffiliated issuers (including repurchase agreement of
                      $16,795,000) (identified cost $132,557,503) .....................     $ 135,602,070
                    Affiliated issuers (identified cost $1,665,246) ...................            87,462
                                                                                           ----------------
                 Total investments, at market (identified cost $134,222,749) ..........       135,689,532
                 Platinum, at market 1,950 oz. (identified cost $725,484) .............           651,871
                 Foreign currency holdings, at market (identified cost $1,358,079) ....         1,429,945
                 Receivable for Fund shares sold ......................................           640,772
                 Dividends and interest receivable ....................................           161,609
                 Receivable for investments sold ......................................         3,788,169
                 Other assets .........................................................             4,090
                                                                                           ----------------
                 Total assets .........................................................       142,365,988
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Due to custodian bank ................................................             7,251
                 Payable for investments purchased ....................................         2,067,185
                 Payable for Fund shares sold .........................................         9,507,182
                 Payable for daily variation margin on open futures contracts .........            29,720
                 Accrued management fee ...............................................           117,165
                 Other payables and accrued expenses ..................................           240,573
                                                                                           ----------------
                 Total liabilities ....................................................        11,969,076
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 130,396,912
                -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Accumulated distributions in excess of net investment income (loss)             (464,510)
                 Net unrealized appreciation (depreciation) on:
                    Investment securities .............................................         1,466,783
                    Platinum ..........................................................           (73,613)
                    Futures ...........................................................            43,180
                    Foreign currency related transactions .............................            40,884
                 Accumulated net realized gain (loss) .................................       (88,948,850)
                 Paid-in capital ......................................................       218,333,038
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 130,396,912
                -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                   ($130,396,912 / 20,470,266 shares of capital stock
                   outstanding, $.01 par value, 100,000,000 shares of capital              ----------------
                   stock authorized) ..................................................             $6.37
                                                                                           ----------------

   The accompanying notes are an integral part of the consolidated financial statements.


                             16 - Scudder Gold Fund

                      Consolidated Statements of Operations

                                                                                                Four Months
                                                                                                   Ended
                                                                                                October 31,
                                                                                                    1998          Year Ended
Investment Income                                                                                 (Note F)       June 30, 1998
------------------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Dividends (net of foreign taxes withheld of $8,501
                   and $48,139, respectively) ..........................................      $     523,398     $   1,027,084
                 Interest (net of foreign taxes withheld of $0 and
                   $1,829, respectively) ...............................................            329,330         1,708,512
                                                                                             ----------------  ----------------
                                                                                                    852,728         2,735,596
                 Expenses:
                 Management fee ........................................................            411,019         1,471,427
                 Services to shareholders ..............................................            192,865           636,904
                 Custodian and accounting fees .........................................             84,920           177,735
                 Directors' fees and expenses ..........................................              9,980            47,652
                 Auditing ..............................................................             47,965            75,344
                 Reports to shareholders ...............................................             40,098            82,166
                 Registration fees .....................................................             53,085            64,049
                 Legal .................................................................             36,350            96,191
                 Other .................................................................              7,963            19,344
                                                                                             ----------------  ----------------
                                                                                                    884,245         2,670,812
                ---------------------------------------------------------------------------------------------------------------
                 Net investment income (loss)                                                       (31,517)           64,784
                ---------------------------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments - Unaffiliated issuers ....................................        (27,523,519)      (45,510,841)
                 Investments - Affiliated issuers ......................................           (191,826)       (3,586,595)
                 Gold ..................................................................                 --        (1,252,102)
                 Futures ...............................................................           (120,537)         (339,950)
                 Foreign currency related transactions .................................           (103,077)          (41,992)
                                                                                             ----------------  ----------------
                                                                                                (27,938,959)      (50,731,480)
                                                                                             ----------------  ----------------
                 Net unrealized appreciation (depreciation) during the period on:
                 Investment securities .................................................         26,707,714       (13,589,462)
                 Gold ..................................................................                 --           801,154
                 Platinum ..............................................................            (44,857)         (141,880)
                 Futures ...............................................................             26,015            17,165
                 Foreign currency related transactions .................................             48,860             1,369
                                                                                             ----------------  ----------------
                                                                                                 26,737,732       (12,911,654)
                ---------------------------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                      (1,201,227)      (63,643,134)
                ---------------------------------------------------------------------------------------------------------------
                ---------------------------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations              $  (1,232,744)    $ (63,578,350)
                ---------------------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of the consolidated financial statements.


                             17 - Scudder Gold Fund

                Consolidated Statements of Changes in Net Assets

                                                                               Four Months
                                                                                  Ended
                                                                                October 31,            Years Ended June 30,
                                                                                   1998
Increase (Decrease) in Net Assets                                                (Note F)             1998              1997
------------------------------------------------------------------------------------------------------------------------------------
                 Net investment income (loss) ............................   $     (31,517)     $      64,784     $  (1,213,425)
                 Net realized gain (loss) from investment
                   transactions ..........................................     (27,938,959)       (50,731,480)        8,272,276
                 Net unrealized appreciation (depreciation)
                   on investment transactions during the period ..........      26,737,732        (12,911,654)      (46,971,575)
                                                                            ----------------   ----------------  ----------------
                 Net increase (decrease) in net assets
                   resulting from operations .............................      (1,232,744)       (63,578,350)      (39,912,724)
                                                                            ----------------   ----------------  ----------------
                 Distributions to shareholders:
                 In excess of net investment income ......................              --         (2,264,120)      (32,213,271)
                                                                            ----------------   ----------------  ----------------
                 From net realized gains from investment transactions ....              --                 --        (3,509,513)
                                                                            ----------------   ----------------  ----------------
                 Fund share transactions:
                 Proceeds from shares sold ...............................     273,681,361        749,811,359       449,808,600
                 Net asset value of shares issued to shareholders
                   in reinvestment of distributions ......................              --          2,054,132        32,732,697
                 Cost of shares redeemed .................................    (274,183,250)      (717,824,287)     (415,853,422)
                                                                            ----------------   ----------------  ----------------
                 Net increase (decrease) in net assets from Fund
                   share transactions ....................................        (501,889)        34,041,204        66,687,875
                                                                            ----------------   ----------------  ----------------
                 Increase (decrease) in net assets .......................      (1,734,633)       (31,801,266)       (8,947,633)
                 Net assets at beginning of period .......................     132,131,545        163,932,811       172,880,444
                 Net assets at end of period (including accumulated
                   distributions in excess of net investment income of      ----------------   ----------------  ----------------
                   $464,510, $7,582,297 and $13,939,198 respectively) ....   $ 130,396,912      $ 132,131,545     $ 163,932,811
                                                                            ----------------   ----------------  ----------------
Other Information
------------------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period ...............      19,861,886         15,622,172        11,273,441
                                                                            ----------------   ----------------  ----------------
                 Shares sold .............................................      43,924,388         92,092,490        34,365,516
                 Shares issued to shareholders in reinvestment of
                   distributions .........................................              --            282,938         2,401,703
                 Shares redeemed .........................................     (43,316,008)       (88,135,714)      (32,418,488)
                                                                            ----------------   ----------------  ----------------
                 Net increase in Fund shares .............................         608,380          4,239,714         4,348,731
                                                                            ----------------   ----------------  ----------------
                 Shares outstanding at end of period .....................      20,470,266         19,861,886        15,622,172
                                                                            ----------------   ----------------  ----------------

   The accompanying notes are an integral part of the consolidated financial statements.


                             18 - Scudder Gold Fund

                        Consolidated Financial Highlights

The following table includes selected data (a) for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                  For the Four
                                                  Months Ended
                                                   October 31,
                                                      1998                        Years Ended June 30,
                                                    (Note F)        1998        1997       1996        1995        1994
----------------------------------------------------------------------------------------------------------------------------
                                                    ------------------------------------------------------------------------
Net asset value, beginning of period ............    $ 6.65       $ 10.49     $ 15.34    $ 12.86     $ 12.64     $ 12.13
                                                    ------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss) ....................       .00           .00        (.08)      (.09)       (.08)       (.10)
Net realized and unrealized gain (loss) on
  investment transactions .......................      (.28)        (3.70)      (2.12)      4.28        1.02         .85
                                                    ------------------------------------------------------------------------
Total from investment operations ................      (.28)        (3.70)      (2.20)      4.19         .94         .75
                                                    ------------------------------------------------------------------------
Less distributions:
In excess of net investment income ..............        --          (.14)      (2.39)     (1.08)       (.25)       (.24)
From net realized gains on investment
  transactions ..................................        --            --        (.26)      (.63)       (.47)         --
                                                    ------------------------------------------------------------------------
Total distributions .............................        --          (.14)      (2.65)     (1.71)       (.72)       (.24)
                                                    ------------------------------------------------------------------------
                                                    ------------------------------------------------------------------------
Net asset value, end of period ..................    $ 6.37       $  6.65     $ 10.49    $ 15.34     $ 12.86     $ 12.64
                                                    ------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) ................................     -4.21**      -35.45      -17.72      36.91        7.50        6.35
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..........       130           132         164        173         126         130
Ratio of operating expenses to average daily
  net assets (%) ................................      2.13*         1.82        1.60       1.50        1.65        1.69
Ratio of net investment income (loss) to
  average daily net assets (%) ..................      (.08)*         .04        (.62)      (.61)       (.69)       (.81)
Portfolio turnover rate (%) .....................     153.6*         68.3        38.9       29.7        42.0        50.8

(a) Based on monthly average shares outstanding during the period.
*   Annualized
**  Not annualized


                             19 - Scudder Gold Fund

                   Notes to Consolidated Financial Statements

                       A. Significant Accounting Policies

Scudder Gold Fund (the "Fund") is a non-diversified series of Scudder Mutual Funds, Inc. (the "Corporation"). The Corporation is a Maryland corporation, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Principles of Consolidation. The consolidated financial statements of the Fund include the accounts of the Fund and Scudder Precious Metals, Inc., a wholly-owned subsidiary of the Corporation, whose principal assets are precious metals. All intercompany accounts and transactions have been eliminated.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market, Inc. ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on Nasdaq. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the mean between the most recent bid and asked quotations. If there are no such bid and asked quotations the most recent bid quotation shall be used.

Portfolio debt securities other than money market instruments with an original maturity over sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund purchased put options on securities as a hedge against potential adverse price movements in the value of portfolio assets. In addition, during the period the Fund purchased call options on securities as a temporary substitute for purchasing selected investments and to enhance potential gain.

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire, it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.


                             20 - Scudder Gold Fund

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Precious Metals Valuation. Gold bullion will be valued on quotations obtained from U.S. dealers and on the London afternoon gold price. Precious metals other than gold will be valued on current prices provided by market makers.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least the repurchase price.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

     (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.


                             21 - Scudder Gold Fund

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the Fund purchased precious metals futures as a temporary substitute for purchasing precious metals.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy.
Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. The Fund paid no federal income taxes and no federal income tax provision was required. At October 31, 1998, the Fund had a net tax basis capital loss carryforward of approximately $78,000,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2005 ($24,000,000) or October 31, 2006 ($54,000,000), the respective expiration dates, whichever comes first.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to investments in passive foreign investment companies and certain securities sold at a loss. As a result, net investment income


                             22 - Scudder Gold Fund

(loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment security and precious metals transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All premiums and discounts are amortized or accreted for both tax and financial reporting purposes.

                             B. Purchases and Sales

For the four months ended October 31, 1998, purchases and sales of investment securities (excluding short-term investments) aggregated $64,934,573 and $55,705,442, respectively. For the year ended June 30, 1998, purchases and sales of investment securities (excluding short-term investments) aggregated $119,520,338 and $78,849,656, respectively. For the year ended June 30, 1998, purchases and sales of gold aggregated $11,473,455 and $21,319,187, respectively.

The aggregate face value of futures contracts opened and closed during the four months ended October 31, 1998 was $7,354,306 and $3,007,588, respectively. The aggregate face value of futures contracts opened and closed during the year ended June 30, 1998 was $11,257,108 and $9,759,850, respectively.

                               C. Related Parties

Under the Investment Management Agreement with Scudder Kemper, the Fund agrees to pay to the Adviser a fee equal to an annual rate of 1% of the Fund's average net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. For the four months ended October 31, 1998, the fee pursuant to these agreements aggregated $411,019, of which $117,165 is unpaid at October 31, 1998. For the year ended June 30, 1998, the fee pursuant to those agreements aggregated $1,471,427.

On September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the Adviser, entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Directors of the Fund has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former investment management agreement, except for the dates of execution and termination. The Board of Directors of the Fund has obtained shareholder approval of the new investment management agreement.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent. For the four months ended October 31, 1998, the amount charged to the Fund by SSC aggregated $151,836, of which $37,271 is unpaid at October 31, 1998. For the year ended June 30, 1998, the amount charged to the Fund by SSC aggregated $487,250.


                             23 - Scudder Gold Fund

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the four months ended October 31, 1998, the amount charged to the Fund by STC aggregated $6,735, of which $1,707 is unpaid at October 31, 1998. For the year ended June 30, 1998, the amount charged to the Fund by STC aggregated $19,391.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the four months ended October 31, 1998, the amount charged to the Fund by SFAC aggregated $26,870, of which $15,543 is unpaid at October 31, 1998. For the year ended June 30, 1998, the amount charged to the Fund by SFAC aggregated $67,605.

The Fund pays each Director not affiliated with the Adviser $4,000 annually, plus specified amounts for attended board and committee meetings. For the four months ended October 31, 1998 and the year ended June 30, 1998, Directors' fees and expenses aggregated $9,980 and $47,652, respectively.

                               D. Lines of Credit

The Fund and several affiliated Funds (the "Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.

               E. Transactions in Securities of Affiliated Issuers

An affiliated issuer is a company in which the Fund has ownership of at least 5% of the voting securities. A summary of the Fund's transactions with companies which are or were affiliates for the four months ended October 31, 1998 is as follows:

                                          Purchases             Sales             Dividend            Market
               Affiliate                  Cost ($)             Cost ($)          Income ($)         Value ($)
     -------------------------------------------------------------------------------------------------------------
     Piedmont Mining Co. Inc.                    --             201,076                  --             25,000
     Piedmont Mining Co. Inc.                    --                  --                  --             19,688
     International Roraima Gold Corp.            --                  --                  --             42,774
                                     -----------------------------------------------------------------------------
                                                 --             201,076                  --             87,462
                                     =============================================================================

The Fund's transactions with companies which are or were affiliates for the period ended June 30, 1998 are as follows:

                                          Purchases             Sales             Dividend            Market
               Affiliate                  Cost ($)             Cost ($)          Income ($)         Value ($)
     -------------------------------------------------------------------------------------------------------------
     Golden Knight Resources Inc.         1,336,405           4,985,092                  --            451,225
     Piedmont Mining Co. Inc.                    --             249,375                  --            100,540
     International Roraima Gold Corp.            --                  --                  --             67,276
                                     -----------------------------------------------------------------------------
                                          1,336,405           5,234,467                  --            619,041
                                     =============================================================================

                               F. Year End Change

On September 15, 1998, the Board of Directors of the Fund changed the fiscal year end from June 30 to October 31.


                             24 - Scudder Gold Fund

                        Report of Independent Accountants

To the Board of Directors of Scudder Mutual Funds, Inc. and the Shareholders of Scudder Gold Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the investment portfolio, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of Scudder Gold Fund (the "Fund") at October 31, 1998, the results of its operations for the four months then ended and for the year ended June 30, 1998, the changes in its net assets for the four months ended October 31, 1998 and for each of the two years in the period ended June 30, 1998, and the financial highlights for the four months ended October 31, 1998 and for each of the five years in the period ended June 30, 1998, in conformity with generally accepted accounting principles. These consolidated financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                               PricewaterhouseCoopers LLP
December 23, 1998


                             25 - Scudder Gold Fund

                                    This Page
                                  intentionally
                                   left blank.



                             26 - Scudder Gold Fund

                                    This Page
                                  intentionally
                                   left blank.



                             27 - Scudder Gold Fund

                             Officers and Directors

Daniel Pierce*
President and Director

Paul Bancroft III
Director; Venture Capitalist and
Consultant

Sheryle J. Bolton
Director; Chief Executive Officer,
Scientific Learning Corporation

William T. Burgin
Director; General Partner, Bessemer
Venture Partners

Thomas J. Devine
Director; Consultant

Keith R. Fox
Director; Private Equity Investor

William H. Luers
Director; President, The
Metropolitan Museum of Art

Kathryn L. Quirk*
Director, Vice President and
Assistant Secretary

Joan Spero
Director; President, Doris Duke
Charitable Foundation

Robert G. Stone, Jr.
Honorary Director; Chairman
Emeritus and Director, Kirby
Corporation

Clay L. Hoes*
Vice President

Thomas W. Joseph*
Vice President

Ann M. McCreary*
Vice Presidnet

Thomas F. McDonough*
Vice President and Secretary

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary



                        *Scudder Kemper Investments, Inc.


                             28 - Scudder Gold Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series--
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series--
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                             29 - Scudder Gold Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                             30 - Scudder Gold Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                             31 - Scudder Gold Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $230 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the United States.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

[LOGO]